SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549

                                       FORM 8-K


                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                               Securities Exchange Act


            Date of Report (Date of Earliest event reported): October 19, 1994


                             SANTA FE PACIFIC CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)



                                       Delaware
                    (State or Other Jurisdiction of Incorporation)


                        1-8627                              36-3258709
               (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)






                1700 East Golf Road, Schaumburg, Illinois   60173-5860
                (Address of Principal Executive Offices)   (Zip Code)



                                    (708) 995-6000
                 (Registrant's Telephone Number, Including Area Code)



                                   (Not Applicable)
            (Former Name or Former Address, If Changed Since Last Report)

                       INFORMATION TO BE INCLUDED IN THE REPORT


          Item 5.   Other Events.

               Santa Fe Pacific Corporation announced its 1994 third quarter earnings in an October 19, 1994, press release, which press release is attached as Exhibit 99 and is hereby incorporated by reference.












































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

                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SANTA FE PACIFIC CORPORATION
                                            (Registrant)



          Date:  October 21, 1994           By:  /s/ Thomas N. Hund
                                            ----------------------------
                                            (Signature)
                                            Thomas N. Hund
                                            Vice President and
                                            Controller


































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

                                    EXHIBIT INDEX
                                    -------------


          EXHIBIT
          NUMBER    Description of Exhibit
          -------   ----------------------

          99        Santa Fe Pacific Corporation News Release dated October
                    19, 1994.











































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